Putnam
International Blend
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits grew impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years. These favorable economic conditions have contributed to strong returns in both the stock and bond markets over the reporting period.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

During its fiscal year ended February 29, 2004, your fund posted a solid absolute return, although it did lag its benchmark index. The management teams believe that underperformance was due primarily to the exceptionally strong performance of smaller company stocks during the period, which tend to be more economically sensitive and which your fund tends to avoid. On the following pages, your portfolio management teams give a full account of performance for the period just ended and their outlook on the new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004



Report from Fund Management

Fund highlights

 * Putnam International Blend Fund's class A shares returned 45.79% at net asset value (NAV) and 37.49% at public offering price (POP) for the annual period ended February 29, 2004.

 * Due primarily to the portfolio's focus on the less economically sensitive stocks of well-established companies, the fund underperformed its benchmark, the S&P/Citigroup World Ex-U.S. Primary Markets Index, which returned 53.32% for the same period.

 * See the Performance Summary beginning on page 9 for complete fund and comparative performance.

Performance commentary

During your fund's fiscal year, which ended February 29, 2004, stock markets in both the United States and abroad experienced dramatic recoveries from their lows in 2002. While your fund was able to capitalize on this broad-based recovery, it lagged its benchmark for two main reasons. The primary detractor was the fact that the fund focuses on large-capitalization stocks, but during this rally, small- and mid-cap stocks posted the best results. Second, the teams' stock selection strategy tends to avoid stocks of highly leveraged companies with weaker balance sheets and low or no earnings. These types of more speculative stocks typically outperformed the stocks of higher-quality companies during the past 12 months.

FUND PROFILE

Putnam International Blend Fund seeks long-term capital appreciation by investing primarily in the stocks of large and midsize companies in a variety of countries outside the United States. The fund invests in a balance of growth- and value-style stocks. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international stocks.

Market overview

During the 12 months ended February 29, 2004, international stock markets experienced a rebound as dramatic as that taking place in the United States. Equity markets posted exceptionally strong returns across a variety of countries and sectors, and among both growth and value stocks. The best performers tended to be smaller-cap stocks, which traditionally have had high levels of volatility. During the first quarter of 2003, many small-cap stocks of companies with weaker fundamentals were trading at prices that reflected extremely negative investor sentiment and, in our opinion, a belief that international stock markets and economies would get worse before they got better.

This belief never materialized, however; by the end of March, as the United States began military operations in Iraq, much of the uncertainty in the U.S. markets subsided and stock prices began to recover. Global markets followed suit, as a number of economies that had been relatively stagnant over the past few years, including France, Germany, and Japan, began to show signs of growth.

On a currency level, the U.S. dollar continued to weaken during the 12-month period, which was a benefit to U.S. investors with holdings overseas, as their returns in international currencies were boosted by being translated back into dollar figures.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Index
(international stocks)                                                 53.32%
------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Value Index
(international value stocks)                                           57.56%
------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Growth Index
(international growth stocks)                                          49.05%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     38.52%
------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             64.41%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.54%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.04%
------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       24.82%
------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 12.26%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 2/29/04.
------------------------------------------------------------------------------

Strategy overview

The fund seeks to maintain a blend, or style-neutral, positioning by investing in both growth- and value-style stocks in roughly equal weightings. The fund's managers draw heavily on the bottom-up research of both Putnam's International Growth Team and International Value Team in creating the portfolio. The stock selection process is designed to identify two types of companies: within growth-style stocks, high-quality companies growing faster than their industries or sectors that are likely to sustain their rate of expansion; on the value side, the team seeks to identify stocks that are undervalued and likely to appreciate because of positive internal changes. Management generally tries to limit risk through broad diversification, while both teams invest in large and midsize companies with market capitalizations greater than $2 billion. This strategy is a cornerstone of your fund's investment philosophy and was in effect throughout the period. During the fiscal year, the teams' bottom-up stock selection processes were beneficial to performance.

The overarching top-down themes the teams employed over the period were to adopt a modestly pro-cyclical stance in order to take advantage of the market recovery as it happened and to identify and invest in companies that had limited U.S.-based operations. The fact that the U.S. dollar continued to weaken over the year generally was detrimental to companies that did a large percentage of their business with the United States. By avoiding those companies while concentrating on recovering cyclical stocks, the teams were able to boost returns.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                                 as of 8/31/03        as of 2/29/04

United Kingdom                       23.40%               22.20%

Japan                                17.90%               16.40%

Switzerland                           8.30%               10.60%

France                                8.70%                8.30%

Germany                               5.70%                6.30%

Footnote reads:
This chart shows how the fund's top industry sector weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How fund holdings affected performance

While the vast majority of your fund's holdings recorded positive returns for the fiscal year, for a number of stocks, it was the size of the fund's positions relative to its benchmark that affected the fund's performance, both positively and negatively. For example, Vodafone, one of Europe's largest cellular telecommunications service providers, and Nokia, a Finnish cellular handset manufacturer, both had very strong years. The portfolio was underweight in the two companies during the beginning of the period, but we added to our positions gradually until the fund had more of a neutral weighting in these companies versus the benchmark. Overall, the fund held smaller positions in these companies at the end of its fiscal year than it had 12 months ago. That fact, along with the underweight position, was something of a missed opportunity and detracted from both absolute and relative returns. On the other side of that equation, the teams took an underweight position in BP PLC, a British oil and gas conglomerate. While the team felt BP was a strong company, the oil and gas industry was one of the weaker sectors during the year. Energy companies are traditionally defensive in nature and tend to underperform during economic recoveries. Our underweight position boosted relative returns.

TOP HOLDINGS

1  BP PLC
   United Kingdom
   Oil and gas

2  HSBC Holdings PLC
   United Kingdom
   Banking

3  Vodafone Group PLC
   United Kingdom
   Telecommunications

4  Novartis AG
   Switzerland
   Pharmaceuticals

5  UBS AG
   Switzerland
   Investment banking/brokerage

6  Total SA Class B
   France
   Oil and gas

7  AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

8  GlaxoSmithKline PLC
   United Kingdom
   Pharmaceuticals

9  Nokia OYJ
   Finland
   Communications equipment

10 Zurich Financial Services AG
   Switzerland
   Insurance

Footnote reads:
These holdings represent 19.3% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.

The fund also held a number of stocks that were affected by how reliant they are on the United States for revenue. As we mentioned earlier, those companies that were able to minimize the impact of a weakening U.S. dollar on their earnings tended to have more positive returns. Samsung Electronics, a consumer electronics manufacturer, was one example. We believe the company, which has been very strong over the past few years, has enough of a globally diversified consumer base to maintain its continued growth.

Yahoo! Japan was another example. It operates a leading auction Web site and the top broadband Internet service in the country. Japan recently experienced some of the most positive economic news to come out of that country in a number of years, and Yahoo! Japan, as an industry leader, benefited from the uptick. We sold our position and locked in profits.

Amvescap, the parent company of two investment firms, Invesco and AIM, detracted from returns on a relative basis. A number of mutual fund companies, including these two, had strong years as the stock market recovered, but struggled as the industry came under fire from regulatory agencies. We sold our position as a result. The fund holds a number of Swiss companies, including well-known chocolate producer Nestle and Novartis, a pharmaceutical company. Nestle, which remains a key part of the fund's portfolio, is a traditionally defensive stock and lagged the rest of the market. Novartis didn't improve as much as the teams had anticipated, although we remain optimistic on the stock. Both companies suffered to a certain degree from an unusually strong Swiss franc during the period. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam International Growth and International Value teams. The members of the International Growth Team are Stephen Dexter (Portfolio Leader), Denise Selden (Portfolio Member), and Peter Hadden. The members of the International Value Team are Pamela Holding (Portfolio Member) and George Stairs (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

During the bear market, the teams believed a significant valuation gap developed between large- and small-cap companies, and likewise between companies with high and low cash flows. Generally, those companies that were most sensitive to changes in the economy, both domestically and internationally, were devalued the most. As the fund began its fiscal year, many of those companies were trading at levels that suggested investors believed they might go out of business. In our opinion, that valuation gap has now closed and smaller, more economically sensitive companies are no longer trading at a discount. In this type of environment, we feel that larger, more stable companies, such as those your fund targets, stand poised to benefit. This is especially true, we feel, given our expectation that interest rates will rise in 2004, which could put pressure on smaller, less liquid companies. Overall, we feel the economic rebound that began in 2003 is not a false start, but rather a sustainable recovery, albeit at a slower rate going forward. We believe your fund, with its style-neutral investment philosophy and global scope, should stand to benefit as conditions continue to improve.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.


Performance summary

This section shows your fund's performance during its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
------------------------------------------------------------------------------
                                                               S&P/Citigroup
                                                               World Ex-U.S.
                                                               Primary Markets
(inception date 3/30/01)                    NAV        POP     Index
------------------------------------------------------------------------------
1 year                                    45.79%     37.49%    53.32%
------------------------------------------------------------------------------
Life of fund                              10.01       3.67     12.79
Annual average                             3.33       1.25      4.21
------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.75% (they do not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher).

During this period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 3/30/01 to 2/29/04

                                          S&P/Citigroup
                  Fund's class A      World Ex-U.S. Primary
Date               shares at POP          Markets Index

3/01                  10,000                  9,425
6/01                  10,005                  9,512
9/01                   8,598                  8,193
12/01                  9,223                  8,794
3/02                   9,254                  8,973
6/02                   9,044                  8,816
9/02                   7,317                  7,171
12/02                  7,803                  7,529
3/03                   7,202                  6,998
6/03                   8,620                  8,217
9/03                   9,301                  8,669
12/03                 10,870                 10,015
2/04                 $11,279                $10,367


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Distributions (number)                      1
------------------------------------------------------------------------------
Income                                   $0.06
------------------------------------------------------------------------------
Capital gains                               --
------------------------------------------------------------------------------
Total                                    $0.06
------------------------------------------------------------------------------
Share value:                               NAV        POP
------------------------------------------------------------------------------
2/28/03                                  $6.30      $6.68
------------------------------------------------------------------------------
2/29/04                                   9.12       9.63*
------------------------------------------------------------------------------
* Reflects a reduction in sales charges that took effect on January 28, 2004.

------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
(inception date 3/30/01)                   NAV        POP
------------------------------------------------------------------------------
1 year                                   48.62%     40.04%
------------------------------------------------------------------------------
Life of fund                             10.38       4.01
Annual average                            3.34       1.32
------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%).


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P/Citigroup World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Primary Markets Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries outside the United States.

S&P/Citigroup World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Investment Funds and Shareholders of Putnam International Blend Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Blend Fund (the "fund"), at February 29, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with the accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express and opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 5, 2004



The fund's portfolio
February 29, 2004


Common stocks (98.9%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
             1 Dentsu, Inc. (Japan)                                      $5,080

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------
           644 European Aeronautic Defense and
               Space Co. (Netherlands)                                   14,889
           187 Thales SA (France)                                         7,113
                                                                 --------------
                                                                         22,002

Airlines (0.9%)
-------------------------------------------------------------------------------
           662 Air France (France)                                       13,586
         1,485 Deutsche Lufthansa AG (Germany)                           26,565
                                                                 --------------
                                                                         40,151

Automotive (4.4%)
-------------------------------------------------------------------------------
           572 Bayerische Motoren Werke (BMW) AG
               (Germany)                                                 24,587
           800 Denso Corp. (Japan)                                       16,732
           500 Honda Motor Co., Ltd. (Japan)                             21,785
           430 Hyundai Motor Co., Ltd. (South
               Korea)                                                    18,298
         1,000 Nissan Motor Co., Ltd. (Japan)                            11,103
           577 Peugeot SA (France)                                       28,708
            22 Porsche AG (Preferred) (Germany)                          12,810
           800 Toyota Industries Corp. (Japan)                           17,721
         1,500 Toyota Motor Corp. (Japan)                                51,762
                                                                 --------------
                                                                        203,506

Banking (13.7%)
-------------------------------------------------------------------------------
           459 ABN AMRO Holdings NV (Netherlands)                        10,600
           425 ABN AMRO Holdings NV (acquired
               5/9/03, cost $6,917)  (Netherlands)
               (RES)                                                      9,815
         2,566 Allied Irish Banks PLC (Ireland)                          38,954
           396 Anglo Irish Bank Corp. PLC (Ireland)                       6,715
         1,749 Australia & New Zealand Banking
               Group, Ltd. (Australia)                                   24,272
           300 Banco Itau SA ADR (Brazil)                                14,250
           190 Banco Popular Espanol (Spain)                             11,530
           155 Bank of Montreal (Canada)                                  6,280
         2,000 Bank of Yokohama, Ltd. (The) (Japan)                       8,348
         6,895 Barclays PLC (United Kingdom)                             61,896
           933 BNP Paribas SA (France)                                   58,939
           979 Canadian Imperial Bank of Commerce
               (Canada)                                                  50,085
           855 Danske Bank A/S (Denmark)                                 20,033
         1,000 DBS Group Holdings, Ltd. (Singapore)                       8,637
           109 Depfa Bank PLC (Ireland)                                  17,062
            38 Erste Bank der Oesterreichischen
               Sparkassen AG (Austria)                                    5,306
           160 HDFC Bank, Ltd. ADR (India)                                4,866
         7,002 HSBC Holdings PLC (United Kingdom)                       113,759
         1,670 Nordea AB (Sweden)                                        11,556
           976 Northern Rock PLC (United Kingdom)                        14,027
           226 Royal Bank of Scotland Group PLC
               (United Kingdom)                                           7,146
         1,600 Sanpaolo IMI SpA (Italy)                                  20,572
           294 Societe Generale (France)                                 26,096
           700 Standard Chartered PLC (United
               Kingdom)                                                  12,055
         1,000 United Overseas Bank, Ltd.
               (Singapore)                                                8,285
         4,331 Westpac Banking Corp. (Australia)                         56,295
                                                                 --------------
                                                                        627,379

Basic Materials (0.4%)
-------------------------------------------------------------------------------
           188 Compagnie de Saint Gobain (France)                         9,868
           554 Xstrata PLC (Switzerland)                                  7,351
                                                                 --------------
                                                                         17,219

Beverage (1.4%)
-------------------------------------------------------------------------------
         3,379 Diageo PLC (United Kingdom)                               46,715
           652 Interbrew (Belgium)                                       19,602
                                                                 --------------
                                                                         66,317

Broadcasting (1.8%)
-------------------------------------------------------------------------------
         2,602 Mediaset SpA (Italy)                                      29,900
         3,413 Publishing & Broadcasting, Ltd.
               (Australia)                                               32,568
           516 Societe Television Francaise I
               (France)                                                  17,756
                                                                 --------------
                                                                         80,224

Building Materials (0.6%)
-------------------------------------------------------------------------------
         3,000 Toto, Ltd. (Japan)                                        26,142

Chemicals (0.5%)
-------------------------------------------------------------------------------
         3,712 Imperial Chemical Industries PLC
               (United Kingdom)                                          16,222
         1,000 Kuraray Co., Ltd. (Japan)                                  7,918
                                                                 --------------
                                                                         24,140

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------
           547 Adecco SA (Switzerland)                                   27,208
            18 SGS Societe Generale Surveillance
               Holding SA (Switzerland)                                  10,194
                                                                 --------------
                                                                         37,402

Communications Equipment (2.7%)
-------------------------------------------------------------------------------
           480 Alcatel SA (France) (NON)                                  7,764
         3,022 Nokia OYJ (Finland)                                       66,187
         1,100 Nortel Networks Corp. (Canada) (NON)                       8,772
        14,846 Telefonaktiebolaget LM Ericsson AB
               Class B (Sweden) (NON)                                    43,286
                                                                 --------------
                                                                        126,009

Computers (1.0%)
-------------------------------------------------------------------------------
        17,000 Compal Electronics, Inc. (Taiwan)                         22,945
         1,000 Hitachi, Ltd. (Japan)                                      6,526
         1,000 Sharp Corp. (Japan)                                       16,586
                                                                 --------------
                                                                         46,057

Conglomerates (0.6%)
-------------------------------------------------------------------------------
         2,000 Swire Pacific, Ltd. (Hong Kong)                           14,004
           475 Vivendi Universal SA (France) (NON)                       13,602
                                                                 --------------
                                                                         27,606

Construction (0.7%)
-------------------------------------------------------------------------------
           986 CRH PLC (Ireland)                                         20,578
           127 Lafarge SA (France)                                       10,934
                                                                 --------------
                                                                         31,512

Consumer Cyclicals (1.0%)
-------------------------------------------------------------------------------
           208 LVMH Moet Hennessy Louis Vuitton SA
               (France)                                                  15,892
           400 Sony Corp. (Japan)                                        16,330
           109 Swatch Group AG (The) Class B
               (Switzerland)                                             13,994
                                                                 --------------
                                                                         46,216

Consumer Finance (0.3%)
-------------------------------------------------------------------------------
           250 Acom Co., Ltd. (Japan)                                    15,057

Consumer Goods (1.0%)
-------------------------------------------------------------------------------
         1,215 Reckitt Benckiser PLC (United
               Kingdom)                                                  31,701
           164 Unilever NV (Netherlands)                                 11,888
                                                                 --------------
                                                                         43,589

Consumer Services (0.5%)
-------------------------------------------------------------------------------
           979 Deutsche Post AG (Germany)                                23,351

Electric Utilities (2.6%)
-------------------------------------------------------------------------------
           755 E.On AG (Germany)                                         50,977
         1,396 Iberdrola SA (Spain)                                      28,789
           420 Korea Electric Power Corp. (South
               Korea)                                                     7,399
         1,356 Scottish and Southern Energy PLC
               (United Kingdom)                                          17,224
         2,088 Scottish Power PLC (United Kingdom)                       14,201
                                                                 --------------
                                                                        118,590

Electrical Equipment (1.3%)
-------------------------------------------------------------------------------
           746 Siemens AG (Germany)                                      57,737

Electronics (4.4%)
-------------------------------------------------------------------------------
           100 FUNAI Electric Co., Ltd. (Japan)                          14,032
         1,529 Koninklijke (Royal) Philips
               Electronics NV (Netherlands)                              46,442
           300 Murata Manufacturing Co., Ltd.
               (Japan)                                                   16,668
           100 Nidec Corp. (Japan)                                        9,886
           600 Omron Corp. (Japan)                                       13,043
            80 Samsung Electronics Co., Ltd. (South
               Korea)                                                    37,106
           280 Samsung SDI Co., Ltd. (South Korea)                       38,843
         7,320 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan) (NON)                                  13,942
           200 TDK Corp. (Japan)                                         13,950
                                                                 --------------
                                                                        203,912

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------
           310 Vinci SA (France)                                         28,152

Entertainment (0.3%)
-------------------------------------------------------------------------------
         1,166 Enterprise Inns PLC (United Kingdom)                      13,188

Financial (1.7%)
-------------------------------------------------------------------------------
         1,235 Man Group PLC (United Kingdom)                            35,339
           300 Orix Corp. (Japan)                                        27,597
           515 Perpetual Trustees Australia, Ltd.
               (Australia)                                               17,277
                                                                 --------------
                                                                         80,213

Food (1.3%)
-------------------------------------------------------------------------------
           155 Groupe Danone (France)                                    27,016
           118 Nestle SA (Switzerland)                                   31,136
                                                                 --------------
                                                                         58,152

Forest Products and Packaging (1.3%)
-------------------------------------------------------------------------------
         1,800 Abitibi-Consolidated, Inc. (Toronto
               Exchange) (Canada)                                        14,221
         2,284 Amcor, Ltd. (Australia)                                   13,584
           866 Sappi, Ltd. (South Africa)                                11,855
           450 Svenska Cellulosa AB (SCA) Class B
               (Sweden)                                                  17,867
                                                                 --------------
                                                                         57,527

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------
           430 Greek Organization of Football
               Prognostics SA (Greece)                                    7,874
         2,550 William Hill PLC (United Kingdom)                         23,518
                                                                 --------------
                                                                         31,392

Homebuilding (0.2%)
-------------------------------------------------------------------------------
         2,000 Sekisui Chemical Co., Ltd. (Japan)                        10,325

Insurance (8.1%)
-------------------------------------------------------------------------------
           760 ACE, Ltd. (Bermuda)                                       34,170
         2,066 Aegon NV (Netherlands)                                    30,568
           115 Allianz AG (Germany)                                      14,344
           449 Fortis (Belgium)                                          10,386
         1,069 ING Groep NV (Netherlands)                                26,135
             2 Millea Holdings, Inc. (Japan)                             25,629
         4,287 Promina Group, Ltd. (Australia)                           11,674
         5,984 QBE Insurance Group, Ltd.
               (Australia)                                               50,961
           625 Sun Life Financial Services of
               Canada, Inc. (Canada)                                     16,942
           693 Swiss Reinsurance Co. (Switzerland)                       49,890
           468 XL Capital, Ltd. Class A (Bermuda)                        35,877
           381 Zurich Financial Services AG
               (Switzerland) (NON)                                       62,420
                                                                 --------------
                                                                        368,996

Investment Banking/Brokerage (3.7%)
-------------------------------------------------------------------------------
           622 Credit Suisse Group (Switzerland)                         22,634
         2,000 Daiwa Securities Group, Inc. (Japan)                      13,437
           119 Deutsche Bank AG (Germany)                                10,208
         1,076 Investors Group, Inc. (Canada)                            26,545
         1,000 Nomura Securities Co., Ltd. (Japan)                       15,881
         1,106 UBS AG (Switzerland)                                      81,277
                                                                 --------------
                                                                        169,982

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------
         7,194 Hilton Group PLC (United Kingdom)                         29,537

Machinery (1.3%)
-------------------------------------------------------------------------------
         4,006 Alstom (France) (NON)                                     10,700
           800 Fanuc, Ltd. (Japan)                                       50,233
                                                                 --------------
                                                                         60,933

Manufacturing (0.5%)
-------------------------------------------------------------------------------
           400 SKF AB Class B (Sweden)                                   14,780
           534 Wolseley PLC (United Kingdom)                              8,061
                                                                 --------------
                                                                         22,841

Medical Technology (0.8%)
-------------------------------------------------------------------------------
            36 Synthes-Stratec, Inc. (Switzerland)                       36,352

Metals (1.9%)
-------------------------------------------------------------------------------
         3,981 BHP Billiton PLC (United Kingdom)                         36,494
         2,284 BlueScope Steel, Ltd. (Australia)                         10,413
           177 Companhia Vale do Rio Doce (CVRD)
               ADR (Brazil)                                              10,248
           700 JFE Holdings, Inc. (Japan)                                17,684
            50 Pohang Iron & Steel Co., Ltd. (South
               Korea)                                                     7,362
           253 Rio Tinto PLC (United Kingdom)                             6,765
                                                                 --------------
                                                                         88,966

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------
         4,000 Tokyo Gas Co., Ltd. (Japan)                               14,865

Office Equipment & Supplies (1.5%)
-------------------------------------------------------------------------------
         1,000 Canon, Inc. (Japan)                                       48,787
         1,000 Ricoh Co., Ltd. (Japan)                                   20,229
                                                                 --------------
                                                                         69,016

Oil & Gas (9.3%)
-------------------------------------------------------------------------------
        18,907 BP PLC (United Kingdom)                                  151,834
           452 Canadian Natural Resources, Ltd.
               (Canada)                                                  24,677
         3,000 CNOOC, Ltd. (Hong Kong)                                    6,070
         2,345 ENI SpA (Italy)                                           45,941
           966 Imperial Oil, Ltd. (Toronto
               Exchange) (Canada)                                        43,955
         3,368 Statoil ASA (Norway)                                      39,964
           437 Talisman Energy, Inc. (Canada)                            25,421
            67 Technip-Coflexip SA (France)                               9,322
           369 Total SA Class B (France)                                 67,386
           263 YUKOS ADR (Russia)                                        13,334
                                                                 --------------
                                                                        427,904

Other (0.3%)
-------------------------------------------------------------------------------
           100 iShares Russell 1000 Growth Index
               Fund                                                      14,150

Pharmaceuticals (8.5%)
-------------------------------------------------------------------------------
         1,407 AstraZeneca PLC (United Kingdom)                          66,632
           400 Chugai Pharmaceutical Co., Ltd.
               (Japan)                                                    5,898
           500 Eisai Co., Ltd. (Japan)                                   13,570
         3,190 GlaxoSmithKline PLC (United Kingdom)                      66,360
         2,172 Novartis AG (Switzerland)                                 95,718
           529 Roche Holding AG (Switzerland)                            54,583
         1,000 Taisho Pharmaceutical Co., Ltd.
               (Japan)                                                   18,032
         1,200 Terumo Corp. (Japan)                                      24,989
           282 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                              18,330
           700 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                                   23,451
                                                                 --------------
                                                                        387,563

Railroads (1.1%)
-------------------------------------------------------------------------------
           412 Canadian National Railway Co.
               (Canada)                                                  16,174
             7 East Japan Railway Co. (Japan)                            32,677
                                                                 --------------
                                                                         48,851

Retail (3.7%)
-------------------------------------------------------------------------------
           300 Aeon Co., Ltd. (Japan)                                    10,902
           350 Colruyt SA (Belgium)                                      39,872
         3,923 Dixons Group PLC (United Kingdom)                         11,539
         2,943 GUS PLC (United Kingdom)                                  39,922
         4,886 Kingfisher Leisure PLC (United
               Kingdom)                                                  27,156
           200 Lawson, Inc. (Japan)                                       6,920
         3,977 Tesco PLC (United Kingdom)                                19,004
         1,589 Woolworths, Ltd. (Australia)                              14,378
                                                                 --------------
                                                                        169,693

Shipping (1.1%)
-------------------------------------------------------------------------------
         2,781 Exel PLC (United Kingdom)                                 39,737
         2,000 Nippon Yusen Kabushiki Kaisha
               (Japan)                                                    8,677
                                                                 --------------
                                                                         48,414

Software (0.6%)
-------------------------------------------------------------------------------
           440 Dassault Systemes SA (France)                             19,186
            42 SAP AG (Germany)                                           6,538
                                                                 --------------
                                                                         25,724

Telecommunications (6.6%)
-------------------------------------------------------------------------------
         2,735 Deutsche Telekom AG (Germany) (NON)                       53,548
             9 Nippon Telegraph and Telephone Corp.
               (NTT) (Japan)                                             41,684
             8 NTT DoCoMo, Inc. (Japan)                                  16,622
         1,813 Portugal Telecom SGPS SA (Portugal)                       20,451
           890 SK Telecom Co., Ltd. ADR (South
               Korea)                                                    22,259
         3,231 Telecom Italia Mobile SpA (Italy)                         18,263
         1,079 Telefonica SA (Spain)                                     17,520
        45,451 Vodafone Group PLC (United Kingdom)                      113,231
                                                                 --------------
                                                                        303,578

Tire & Rubber (0.9%)
-------------------------------------------------------------------------------
         2,000 Bridgestone Corp. (Japan)                                 29,529
           284 Continental AG (Germany)                                  11,643
                                                                 --------------
                                                                         41,172

Tobacco (0.2%)
-------------------------------------------------------------------------------
           449 Imperial Tobacco Group PLC (United
               Kingdom)                                                   9,657

Transportation Services (0.3%)
-------------------------------------------------------------------------------
           578 TPG NV (Netherlands)                                      12,616

Water Utilities (0.3%)
-------------------------------------------------------------------------------
           465 Veolia Environnement (France)                             13,893
                                                                 --------------
               Total Common stocks
               (cost $3,771,457)                                     $4,532,850

Short-term investments (2.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $35,111 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.08% due March 1, 2004 (d)                     $35,110
        93,581 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.07%
               and due dates ranging from March 1,
               2004 to April 23, 2004 (d)                                93,581
                                                                 --------------
               Total Short-term investments
               (cost $128,691)                                         $128,691
-------------------------------------------------------------------------------
               Total Investments (cost $3,900,148)                   $4,661,541
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,581,332.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 29, 2004 was $9,815 or 0.2% of net assets.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 29, 2004:
      (as a percentage of Market Value)

          Australia                5.0%         Netherlands                3.5%
          Belgium                  1.5          Norway                     0.9
          Bermuda                  1.5          South Korea                2.8
          Brazil                   0.5          Spain                      1.2
          Canada                   5.0          Sweden                     1.9
          Finland                  1.4          Switzerland               10.6
          France                   8.3          Taiwan                     0.8
          Germany                  6.3          United Kingdom            22.2
          Ireland                  1.8          United States              3.1
          Italy                    2.5          Other                      2.8
          Japan                   16.4                                --------
                                                Total                    100.0%

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
February 29, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $33,620 of
securities on loan (identified cost $3,900,148) (Note 1)           $4,661,541
-------------------------------------------------------------------------------
Cash                                                                    1,107
-------------------------------------------------------------------------------
Foreign currency (cost $455) (Note 1)                                     531
-------------------------------------------------------------------------------
Dividends, interest and other receivables                              15,802
-------------------------------------------------------------------------------
Receivable for securities sold                                         46,640
-------------------------------------------------------------------------------
Total assets                                                        4,725,621

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                       63,063
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                            1,182
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              1,254
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  1,745
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                7
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                     35,110
-------------------------------------------------------------------------------
Other accrued expenses                                                 41,928
-------------------------------------------------------------------------------
Total liabilities                                                     144,289
-------------------------------------------------------------------------------
Net assets                                                         $4,581,332

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                    $4,239,753
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                (217)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                       (422,752)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                     764,548
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                 $4,581,332

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($4,581,332 divided by 502,086 shares)                                  $9.12
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.12)*                  $9.63
-------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended February 29, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $10,534)                             $86,306
-------------------------------------------------------------------------------
Interest                                                                  385
-------------------------------------------------------------------------------
Securities lending                                                         31
-------------------------------------------------------------------------------
Total investment income                                                86,722

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       39,025
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          6,348
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              1,800
-------------------------------------------------------------------------------
Administrative services (Note 2)                                           40
-------------------------------------------------------------------------------
Reports to shareholders                                                 7,200
-------------------------------------------------------------------------------
Auditing                                                               33,239
-------------------------------------------------------------------------------
Legal                                                                  13,313
-------------------------------------------------------------------------------
Other                                                                   1,072
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                              103
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                        (103)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (45,450)
-------------------------------------------------------------------------------
Total expenses                                                         56,587
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                               (324)
-------------------------------------------------------------------------------
Net expenses                                                           56,263
-------------------------------------------------------------------------------
Net investment income                                                  30,459
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      338,750
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (1,641)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                      2,401
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          1,093,291
-------------------------------------------------------------------------------
Net gain on investments                                             1,432,801
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $1,463,260
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                  Year ended       Year ended
                                                 February 29      February 28
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                                $30,459          $22,373
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                        337,109         (455,433)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                 1,095,692         (196,022)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          1,463,260         (629,082)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income                         (30,357)         (29,623)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                (32,307)          51,412
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            1,400,596         (607,293)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                  3,180,736        3,788,029
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $217 and
$9,957, respectively)                             $4,581,332       $3,180,736
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------
                                                                                   For the
                                                                                    period
                                                      Year            Year       March 30,
                                                     ended           ended        2001+ to
Per-share                                          Feb. 29         Feb. 28         Feb. 28
-------------------------------------------------------------------------------------------
operating performance                                 2004            2003            2002
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                  $6.30           $7.59           $8.50
-------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------
Net investment income (a)(b)                           .06             .04             .04
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            2.82           (1.27)           (.88)
-------------------------------------------------------------------------------------------
Total from investment operations                      2.88           (1.23)           (.84)
-------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------
From net investment income                            (.06)           (.06)           (.06)
-------------------------------------------------------------------------------------------
From return of capital                                  --              --            (.01)
-------------------------------------------------------------------------------------------
Total distributions                                   (.06)           (.06)           (.07)
-------------------------------------------------------------------------------------------
Net asset value,
end of period                                        $9.12           $6.30           $7.59
-------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                               45.79          (16.25)          (9.89)*
-------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $4,581          $3,181          $3,788
-------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                          1.45            1.45            1.33*
-------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                           .78             .62             .48*
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                              124.38          110.42          116.79*
-------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 1.16%, 1.11%, and 0.71% based on average net assets per class A share for the periods ended February 29, 2004,
    February 28, 2003 and February 28, 2002, respectively. (Note 2)

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. The fund is sold on a limited basis with limited assets.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
February 29, 2004

Note 1
Significant accounting policies

Putnam International Blend Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by companies outside the United States. Current income is a secondary objective.

The fund offers class A shares, which are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge was 5.75%.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2004, the value of securities loaned amounted to $33,620. The fund received cash collateral of $35,110, which is pooled with collateral of other Putnam funds into 10 issuers of high- grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 29, 2004, the fund had a capital loss carryover of $402,493 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2005 $217 of losses recognized during the period November 1, 2003 to February 29, 2004.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on passive foreign investment companies and foreign tax reclaim. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 29, 2004, the fund reclassified $9,638 to decrease distributions in excess of net investment income and $11,280 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $1,642.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $776,439
Unrealized depreciation                (35,305)
                                  ------------
Net unrealized appreciation            741,134
Capital loss carryforward             (402,493)
Post October loss                         (217)
Cost for federal income
tax purposes                        $3,920,407

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2005, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended February 29, 2004, the fund paid PFTC $6,348 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended February 29, 2004, the fund's expenses were reduced by $324 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended February 29, 2004, Putnam Retail Management, acting as underwriter, received no monies from the sale of shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of shares. For the year ended February 29, 2004, Putnam Retail Management, acting as underwriter, received no monies on redemptions.


Note 3
Purchases and sales of securities

During the year ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,724,881 and $4,750,527, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At February 29, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              8,467           $60,471
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,576            30,357
----------------------------------------------------------------
                                        12,043            90,828

Shares repurchased                     (15,230)         (123,135)
----------------------------------------------------------------
Net decrease                            (3,187)         $(32,307)
----------------------------------------------------------------

                                    Year ended February 28, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             37,772          $276,862
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,488            29,623
----------------------------------------------------------------
                                        42,260           306,485

Shares repurchased                     (36,100)         (255,073)
----------------------------------------------------------------
Net increase                             6,160           $51,412
----------------------------------------------------------------

At February 29, 2004 Putnam Investments, LLC owned 482,514 class A shares of the fund (96.1% of class A shares outstanding), valued at $4,400,528.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended February 29, 2004, Putnam Management has assumed $103 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $96,369, or $0.192 per share. Taxes paid to foreign countries were $10,534 or $0.021 per share.

The fund has designated 1.23% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended February 29, 2004, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.



About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of February 29, 2004, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.



Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Blend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

Not FDIC Insured     May Lose Value     No Bank Guarantee     212133  2UO  4/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
February 28, 2003   $27,395     $--             $2,567    $--
February 29, 2004   $30,244     $--             $2,995    $--

For the fiscal years ended February 29, 2004 and February 28, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $143,825 and $ 2,567 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
February 28, 2003   $--             $--   $--         $--
February 29, 2004   $--             $--   $--         $--

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004



Putnam
Small Cap
Value
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

[GRAPHIC OMITTED: MORTAR & PESTAL]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits are growing impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years. These favorable economic conditions have contributed to strong returns in both the stock and bond markets over the reporting period.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

During its recent reporting period, your fund outperformed the benchmark and its Lipper category at net asset value. Several of the fund's long-term holdings appreciated as the market came to recognize their true value. In the following pages, your fund's managers discuss fund performance, market trends, investment strategies, and individual holdings that contributed to returns. They also discuss their expectations with regard to small-cap value investing for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004


Report from Fund Management

Fund highlights

 * For the annual period ended February 29, 2004, Putnam Small Cap Value Fund's class A shares returned 71.36% at net asset value (NAV) and 61.52% at public offering price (POP).

 * At NAV, the fund outperformed its benchmark, the Russell 2000 Value Index, which returned 63.98% for the same period. We attribute fund outperformance to successful stock picking and the recovery of several holdings that had previously lagged.

 * For the same reasons, the fund's results were ahead of the average return for the Lipper Small-Cap Value Funds category, which was 59.88%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund generated an impressive absolute return for the annual period ended February 29, 2004. We believe our active management contributed to favorable performance versus the fund's benchmark and its Lipper peer group. In 2002, the fund suffered for having established some positions prematurely. However, where our convictions remained strong, we maintained the positions. Several holdings that had disappointed in prior periods advanced dramatically during the year and rewarded our patience. We believe the fund's strong performance proves the effectiveness of our patient strategy, which targets undervalued stocks of companies with effective business models, strong management, and a catalyst for positive change. Certainly, returns were also helped by market conditions that favored the fund's investment style, and by the fact that the fund was positioned a bit more aggressively than its benchmark index. While we are optimistic about performance for fiscal 2005, it is important to keep in mind that such a combination of favorable factors is unlikely to be repeated in the near future. As a result, the fund's recent returns may not be sustained.

FUND PROFILE

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of lesser-known small-capitalization companies. The fund pursues its objective by seeking high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek long-term growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.


Market overview

The stock market performed well during the annual period, with stocks in virtually all industries delivering positive returns. Major market indexes posted double-digit gains and ended the calendar year in positive territory for the first time since 1999. Early in the period, corporate earnings reports put investors in a more positive frame of mind, as did the government's announcement that gross domestic product expanded at an 8.2% rate in the third quarter of 2003. Inflation remained low, and the government's fiscal and monetary policies contributed to market rallies. In January and February of 2004, the markets were a bit more volatile as investors paused to assess the strength of the economy and the potential for rising interest rates. For much of 2003, smaller-cap and value-oriented stocks led the equity market rally. Since the beginning of 2004, value and growth stocks have vied for market leadership. As the fiscal year ended, valuations for small-cap stocks had become somewhat less compelling after many months of outperformance. The economy appeared to be in a classic cyclical recovery. Basic materials, technology, energy, and consumer cyclical sectors have advanced most strongly.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 2/29/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  63.98%
-------------------------------------------------------------------------------
Russell 3000 Value Index (large-company value stocks)                  43.78%
-------------------------------------------------------------------------------
Russell 3000 Growth Index (large-company growth stocks)                38.94%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     38.52%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.54%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.30%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   7.65%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 2/29/04.
-------------------------------------------------------------------------------

Strategy overview

As a general rule, your fund is committed to selecting high-quality, undervalued stocks with what we consider to be improving fundamentals. In particular, we look for companies with sustainable revenues, healthy balance sheets, and strong cash flow. In addition, we look for any positive catalyst that we believe may improve a company's prospects and stimulate capital appreciation. As value investors, we know to be patient, because it can take many months for the market to recognize a stock's true worth. Often, we will hold a stock for 12 to 18 months before it approaches fair value. We believe our intermediate- to longer-term outlook differentiates the fund from other funds that may focus on achieving results over the short term.

Your fund's small-cap orientation offers formidable challenges. Small-cap stocks are often under-researched, overlooked, and inefficiently priced. While these uncertainties contribute to the risk of investing in these stocks, they also may enhance upside potential under favorable market conditions, such as we've been experiencing. Our success in identifying stocks with hidden value relies heavily on the depth and breadth of Putnam's small-cap equity research. Our faith in the quality and integrity of Putnam's research is what enables us to hold firm when the market punishes one or any of the fund's holdings. Often, such sudden declines represent valuable opportunities to build larger positions.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                  as of 8/31/03           as of 2/29/04

Banking               11.2%                   11.1%

Retail                 7.5%                    8.3%

Insurance              7.2%                    6.0%

Oil and gas            4.3%                    5.3%

Chemicals              4.2%                    4.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Fremont General, a financial services provider based in California, was highlighted in the most recent semiannual report as a top contributor to fund performance for the semiannual period. With its continuing strength, the stock remains a top contributor for the entire fiscal year. Formerly focused on workmen's compensation insurance, Fremont General accomplished its goal of diversifying into other financial services and this growth strategy has worked exceptionally well. The fund has trimmed its position to lock in profits, but still owns shares. Ikon Office Solutions began to perform very strongly in the second half of the fund's fiscal year, after holding back fund returns in the first half. One of the catalysts that encouraged the stock's appreciation was Ikon's announcement that it would sell its finance arm to General Electric. This not only unlocked a lot of shareholder value but also clarified Ikon's position in the marketplace as a provider of basic photocopying services. We believed that any acceleration in business spending would benefit Ikon directly, and that has turned out to be the case. The stock advanced by nearly 50% in the past six months. A third big contributor to fund returns was AAR Corp. Though small, it is one of the largest independent aircraft repair and maintenance companies. It also distributes equipment and parts. The stock became very inexpensive when the airline industry came under pressure in 2003 and many investors feared airline bankruptcies. Stocks of companies that service airlines retreated in sympathy with the airline stocks. We took advantage of the low price to establish a fairly large position in AAR shares. As the economy and airlines strengthened, the position appreciated dramatically and we trimmed shares. The fund continues to hold a large position.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Fleetwood Enterprises, Inc.
   Homebuilding

 2 Ikon Office Solutions, Inc.
   Consumer services

 3 Range Resources Corp.
   Oil and gas

 4 AAR Corp.
   Aerospace and defense

 5 BankAtlantic Bancorp, Inc. Class A
   Banking

 6 Hughes Supply, Inc.
   Retail

 7 Vintage Petroleum, Inc.
   Oil and gas

 8 X-Rite, Inc.
   Electronics

 9 Walter Industries, Inc.
   Conglomerates

10 Crompton Corp.
   Chemicals

Footnote reads:
These holdings represent 13.4% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.

Among the stocks that did not live up to their potential during the period were Milacron, Valassis, and Payless ShoeSource. Milacron engineers tools for working with plastics and metals, including injection molding and extrusion systems for plastics, as well as metal cutting and forming devices. Many of Milacron's customers are finding cheaper solutions overseas and this has hurt the prospects for the company. The fund is holding its position for now, but with lowered expectations. We are reasonably optimistic about the prospects for Valassis, although it has disappointed us recently. This company produces advertising inserts for newspapers. It is financially healthy and generates strong cash flow, but for some time it has been locked into a competitive price war with rival News Corp. We believe that this pressure will be easing in the near future and the stock has a great deal of appreciation potential. For now, we are holding the position. Payless ShoeSource, which specializes in low-cost women's shoes, has had a difficult time competing with Wal-Mart. The company has historically had very strong management, and we are hopeful that it can find ways to work through its issues and grow earnings. The fund is holding its position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are Edward Shadek (Portfolio Leader), Eric Harthun (Portfolio Member), Fred Copper, and James Polk.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

After several years of outperformance by small-cap stocks, we have become a bit more reserved in our outlook. In our view, valuations are no longer extremely cheap, but neither are they overly extended. Small-cap stocks continue to benefit from a sustained low-interest-rate environment. We believe the economy will continue to grow through 2004, but at a more moderate pace. If the Federal Reserve Board were to raise interest rates to rein in growth, we believe the small-cap asset class would be more adversely affected than other asset classes because the increased cost of capital is more difficult for small companies to bear. As always, we strive to keep the portfolio well diversified and fully invested, with an eye on quality. We continue to see attractive value opportunities among high-quality stocks. We have begun to see greater differentiation between stocks and in this environment our success will rely heavily on individual stock selection and company-specific analysis, supported by our research arm.

We believe that the fund is positioned to generate positive returns as the economy improves and the business cycle matures. We would caution against any expectation that fund returns will be in the range of 70%, as they were for the fiscal year just ended. We believe that more moderate returns are likely. To use a baseball analogy, we believe that the reign of small-cap stocks may be in its seventh inning and that large caps may begin to outperform the market. Nevertheless, we believe that Putnam Small Cap Value Fund remains an effective way to diversify a balanced portfolio that includes both large-cap stocks and growth stocks. We look forward to helping you pursue your financial goals over the long run.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations. Putnam Small Cap Value Fund is closed to new investors.


Performance summary

This section shows your fund's performance during its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (4/13/99)              (5/3/99)             (7/26/99)             (3/29/00)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------------------------------------------------
1 year                    71.36%     61.52%     70.13%     65.13%     70.09%     69.09%     70.56%     64.53%
----------------------------------------------------------------------------------------------------------------------------------
Life of fund             122.29     109.48     114.60     112.60     114.45     114.45     117.17     109.56
Annual average            17.79      16.36      16.94      16.72      16.92      16.92      17.23      16.37
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Recent returns were achieved during favorable market conditions and may not be sustained. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
----------------------------------------------------------------------
                                                      Lipper Small-
                                                     Cap Value Funds
                                Russell 2000            category
                                 Value Index            average*
----------------------------------------------------------------------
1 year                             63.98%                59.88%
----------------------------------------------------------------------
Life of fund                      104.64                107.91
Annual average                     15.81                 15.97
----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 2/29/04, there were 224 and 127 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 4/13/99 to 2/29/04

                  Fund's class A          Russell 2000
Date              shares at POP           Value Index

4/99                  9,425                  10,000
2/00                 11,141                  11,069
2/01                 14,059                  13,501
2/02                 15,785                  15,294
2/03                 12,224                  12,480
2/04                $20,948                 $20,464

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $21,460 ($21,260 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $21,445 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,717 ($20,956 at public offering price). See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 2/29/04
-------------------------------------------------------------------------------
                 Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Share value:   NAV     POP         NAV             NAV         NAV     POP
-------------------------------------------------------------------------------
2/28/03       $10.51  $11.15      $10.21          $10.23      $10.36  $10.74
-------------------------------------------------------------------------------
2/29/04        18.01   19.01+      17.37           17.40       17.67   18.31
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (4/13/99)              (5/3/99)             (7/26/99)             (3/29/00)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------------------------------------------------
1 year                    72.94%     63.07%     71.74%     66.73%     71.69%     70.69%     72.14%     66.08%
----------------------------------------------------------------------------------------------------------------------------------
Life of fund             125.62     112.62     117.69     115.69     117.53     117.53     120.24     112.53
Annual average            17.80      16.40      16.95      16.73      16.93      16.93      17.23      16.39
----------------------------------------------------------------------------------------------------------------------------------


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk  4.94

U.S. stock
fund average      3.97

Percentile rank [plot as risk bar]: 85%

0%  INCREASING RISK >  100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund, a series of the Putnam Investment Funds, including the fund's portfolio, as of February 29, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
April 5, 2004


The fund's portfolio
February 29, 2004

Common stocks (99.9%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
        61,000 Valassis Communications, Inc. (NON)                   $1,857,450

Aerospace and Defense (3.3%)
-------------------------------------------------------------------------------
     1,142,200 AAR Corp. (NON)                                       14,757,224
        78,900 Curtiss-Wright Corp.                                   3,788,778
       134,800 Heico Corp.                                            2,217,460
        30,440 Heico Corp. Class A                                      398,764
       233,100 Innovative Solutions & Support, Inc.
               (NON)                                                  3,209,787
       228,400 Teledyne Technologies, Inc. (NON)                      4,627,384
        89,700 United Defense Industries, Inc.
               (NON)                                                  2,749,305
                                                                 --------------
                                                                     31,748,702

Airlines (0.5%)
-------------------------------------------------------------------------------
       172,200 Airtran Holdings, Inc. (NON)                           2,131,836
       165,100 SkyWest, Inc.                                          3,194,685
                                                                 --------------
                                                                      5,326,521

Automotive (0.4%)
-------------------------------------------------------------------------------
        38,900 CLARCOR, Inc.                                          1,678,535
       399,700 Tower Automotive, Inc. (NON)                           2,426,179
                                                                 --------------
                                                                      4,104,714

Banking (11.1%)
-------------------------------------------------------------------------------
       633,700 BankAtlantic Bancorp, Inc. Class A                    11,355,904
       481,565 Brookline Bancorp, Inc.                                7,584,649
        72,100 Citizens Banking Corp.                                 2,394,441
       346,600 Colonial Bancgroup, Inc.                               6,387,838
       249,300 Commercial Federal Corp.                               6,990,372
       125,950 Downey Financial Corp.                                 6,779,889
        40,700 East West Bancorp, Inc.                                2,163,205
        56,700 First Community Bancorp                                2,229,444
       137,797 First Niagara Financial Group, Inc.                    2,009,080
       184,400 Greater Bay Bancorp                                    5,082,064
       175,800 Hudson United Bancorp                                  6,863,232
       217,800 Irwin Financial Corp.                                  6,435,990
       545,900 Netbank, Inc.                                          6,769,160
       237,840 Provident Bankshares Corp.                             7,836,828
       224,343 Republic Bancorp, Inc.                                 3,095,933
        60,100 Sovereign Bancorp, Inc.                                1,331,215
       290,200 Sterling Bancshares, Inc.                              3,943,818
       153,233 W Holding Co., Inc.                                    3,070,789
       185,699 Washington Federal, Inc.                               4,820,746
       112,900 Webster Financial Corp.                                5,684,515
        62,920 Westcorp                                               2,692,976
        45,400 Wintrust Financial Corp.                               2,183,740
                                                                 --------------
                                                                    107,705,828

Basic Materials (0.8%)
-------------------------------------------------------------------------------
       205,600 Ameron International Corp.                             7,954,664

Broadcasting (0.5%)
-------------------------------------------------------------------------------
       398,700 Sinclair Broadcast Group, Inc. Class
               A (NON)                                                5,007,672

Building Materials (2.2%)
-------------------------------------------------------------------------------
       727,780 Apogee Enterprises, Inc.                               9,177,306
       395,200 Interface, Inc. Class A (NON)                          2,979,808
       497,500 Lennox International, Inc.                             9,258,475
                                                                 --------------
                                                                     21,415,589

Capital Goods (0.3%)
-------------------------------------------------------------------------------
        59,800 Bandag, Inc.                                           2,876,380

Chemicals (4.6%)
-------------------------------------------------------------------------------
       164,200 Airgas, Inc.                                           3,407,150
     1,399,000 Crompton Corp.                                        10,436,540
       221,600 H.B. Fuller Co.                                        6,049,680
     1,334,300 Omnova Solutions, Inc. (NON)                           6,938,360
     1,330,200 PolyOne Corp. (NON)                                    7,648,650
       272,900 RPM, Inc.                                              4,431,896
       361,900 Tredegar Corp.                                         5,157,075
                                                                 --------------
                                                                     44,069,351

Commercial and Consumer Services (2.3%)
-------------------------------------------------------------------------------
       126,500 Banta Corp.                                            5,611,540
       272,200 Brink's Co. (The)                                      7,207,856
       277,700 ePlus, Inc. (NON)                                      3,629,539
       330,500 Hall, Kinion & Associates, Inc.
               (NON)                                                  1,774,785
       218,900 MPS Group, Inc. (NON)                                  2,134,275
       151,700 RemedyTemp, Inc. Class A (NON)                         1,997,889
                                                                 --------------
                                                                     22,355,884

Communications Equipment (0.9%)
-------------------------------------------------------------------------------
       154,400 Arris Group, Inc. (NON)                                1,601,128
       246,200 Inter-Tel, Inc.                                        7,447,550
       329,000 Turnstone Systems, Inc.                                   39,480
                                                                 --------------
                                                                      9,088,158

Computers (0.5%)
-------------------------------------------------------------------------------
        81,004 Anixter International, Inc.                            2,422,020
       310,300 Iomega Corp.                                           1,737,680
        56,800 Symbol Technologies, Inc.                                966,736
                                                                 --------------
                                                                      5,126,436

Conglomerates (2.1%)
-------------------------------------------------------------------------------
       152,400 AMETEK, Inc.                                           3,783,330
       190,700 Crane Co.                                              6,129,098
       941,600 Walter Industries, Inc.                               10,724,824
                                                                 --------------
                                                                     20,637,252

Consumer Finance (0.3%)
-------------------------------------------------------------------------------
       131,100 AmeriCredit Corp. (NON)                                2,493,522

Consumer Goods (1.2%)
-------------------------------------------------------------------------------
       213,300 American Greetings Corp. Class A
               (NON)                                                  4,835,511
       120,500 Elizabeth Arden, Inc. (NON)                            2,294,320
       162,200 Rayovac Corp. (NON)                                    4,213,956
                                                                 --------------
                                                                     11,343,787

Consumer Services (2.0%)
-------------------------------------------------------------------------------
     1,329,000 Ikon Office Solutions, Inc.                           15,615,750
       616,600 Stewart Enterprises, Inc. Class A
               (NON)                                                  3,718,098
                                                                 --------------
                                                                     19,333,848

Electric Utilities (0.5%)
-------------------------------------------------------------------------------
       625,300 Sierra Pacific Resources (NON)                         5,039,918

Electrical Equipment (1.2%)
-------------------------------------------------------------------------------
       146,740 Lincoln Electric Holdings, Inc.                        3,831,381
       266,200 Watsco, Inc.                                           7,283,232
                                                                 --------------
                                                                     11,114,613

Electronics (3.1%)
-------------------------------------------------------------------------------
       518,800 Agilysys, Inc.                                         6,902,634
       356,600 Avnet, Inc. (NON)                                      8,397,930
        39,600 General Cable Corp. (NON)                                283,140
       303,200 Monolithic System Technology, Inc.
               (NON)                                                  3,987,080
       734,700 X-Rite, Inc.                                          10,778,049
                                                                 --------------
                                                                     30,348,833

Energy (2.0%)
-------------------------------------------------------------------------------
       282,100 Global Industries, Ltd. (NON)                          1,427,426
       189,100 GulfMark Offshore, Inc. (NON)                          3,110,695
        80,700 Hydril Co. (NON)                                       2,138,550
        65,500 National-Oilwell, Inc. (NON)                           1,946,005
       266,800 Newpark Resources, Inc. (NON)                          1,347,340
        68,200 Pride International, Inc. (NON)                        1,168,948
       220,000 Tidewater, Inc.                                        7,310,600
        48,900 Varco International, Inc. (NON)                          974,088
                                                                 --------------
                                                                     19,423,652

Engineering & Construction (0.2%)
-------------------------------------------------------------------------------
        56,200 EMCOR Group, Inc. (NON)                                2,104,690

Financial (1.3%)
-------------------------------------------------------------------------------
       336,200 Advanta Corp. Class B                                  5,335,494
       186,800 Friedman, Billings, Ramsey Group,
               Inc. Class A                                           4,972,616
        90,400 Saxon Capital, Inc. (NON)                              2,448,032
                                                                 --------------
                                                                     12,756,142

Food (2.2%)
-------------------------------------------------------------------------------
       102,700 Chiquita Brands International, Inc.
               (NON)                                                  2,334,371
       430,200 International Multifoods Corp. (NON)                   8,380,296
       456,700 Interstate Bakeries Corp.                              6,850,500
       106,000 Ralcorp Holdings, Inc. (NON)                           3,403,660
                                                                 --------------
                                                                     20,968,827

Health Care Services (2.7%)
-------------------------------------------------------------------------------
        84,200 American Medical Security Group,
               Inc. (NON)                                             1,986,278
        66,600 AMERIGROUP Corp. (NON)                                 2,825,172
     1,251,100 Hooper Holmes, Inc.                                    7,844,397
        51,000 Pediatrix Medical Group, Inc. (NON)                    3,174,750
       257,800 PSS World Medical, Inc. (NON)                          3,132,270
       120,700 Sierra Health Services, Inc. (NON)                     4,035,001
        87,830 Sunrise Assisted Living, Inc. (NON)                    3,088,103
                                                                 --------------
                                                                     26,085,971

Homebuilding (2.8%)
-------------------------------------------------------------------------------
       430,800 Champion Enterprises, Inc. (NON)                       4,588,020
     1,443,300 Fleetwood Enterprises, Inc. (NON)                     18,979,395
        45,200 Meritage Corp. (NON)                                   3,348,416
                                                                 --------------
                                                                     26,915,831

Household Furniture and Appliances (1.0%)
-------------------------------------------------------------------------------
        89,000 Furniture Brands International, Inc.                   2,923,650
       295,200 Haverty Furniture Cos., Inc.                           6,296,616
                                                                 --------------
                                                                      9,220,266

Insurance (6.0%)
-------------------------------------------------------------------------------
       238,683 AmerUs Group Co.                                       9,303,863
        97,111 Bristol West Holdings, Inc. (NON)                      2,109,251
       504,300 Ceres Group, Inc. (NON)                                2,869,467
       105,400 FBL Financial Group, Inc. Class A                      3,015,494
       441,900 Fremont General Corp.                                  9,920,655
       113,800 Hub International, Ltd. (Canada)                       1,877,700
        47,400 Navigators Group, Inc. (NON)                           1,372,230
        97,500 Philadelphia Consolidated Holding
               Corp. (NON)                                            5,809,050
       506,400 Presidential Life Corp.                                7,459,272
       120,000 Stancorp Financial Group                               7,914,000
       133,500 State Auto Financial Corp.                             3,255,932
        73,200 Zenith National Insurance Corp.                        2,932,392
                                                                 --------------
                                                                     57,839,306

Investment Banking/Brokerage (0.7%)
-------------------------------------------------------------------------------
       359,200 MCG Capital Corp.                                      7,130,120

Leisure (0.5%)
-------------------------------------------------------------------------------
       127,000 Brunswick Corp.                                        4,998,720

Machinery (1.5%)
-------------------------------------------------------------------------------
     1,071,935 DT Industries, Inc. (NON)                                771,793
       124,300 Gardner Denver, Inc. (NON)                             3,617,130
     1,163,164 Milacron, Inc.                                         3,291,754
        78,100 MSC Industrial Direct Co., Inc.
               Class A                                                2,237,565
       226,200 Regal-Beloit Corp.                                     4,772,820
                                                                 --------------
                                                                     14,691,062

Manufacturing (2.7%)
-------------------------------------------------------------------------------
       232,900 GrafTech International, Ltd. (NON)                     3,160,453
        89,200 Griffon Corp. (NON)                                    2,005,216
       315,200 Kaman Corp.                                            4,444,320
       404,600 Stewart & Stevenson Services, Inc.                     5,636,078
       144,600 Watts Industries, Inc. Class A                         3,346,044
       211,800 York International Corp.                               7,906,494
                                                                 --------------
                                                                     26,498,605

Medical Technology (2.7%)
-------------------------------------------------------------------------------
       104,400 Conmed Corp. (NON)                                     3,011,940
       219,800 Datascope Corp.                                        7,431,438
        30,200 Dionex Corp. (NON)                                     1,597,580
        71,300 Edwards Lifesciences Corp. (NON)                       2,295,860
       135,600 Hanger Orthopedic Group, Inc. (NON)                    2,196,720
        92,300 Meridian Bioscience, Inc.                                996,840
       158,900 Serologicals Corp. (NON)                               2,961,896
       185,000 Vital Signs, Inc.                                      5,981,050
                                                                 --------------
                                                                     26,473,324

Metals (2.1%)
-------------------------------------------------------------------------------
        72,400 Metal Management, Inc. (NON)                           2,943,784
       136,900 Quanex Corp.                                           6,372,695
        69,800 Reliance Steel & Aluminum Co.                          2,194,512
       130,700 Steel Dynamics, Inc. (NON)                             3,169,475
        74,200 Texas Industries, Inc.                                 2,643,004
        88,740 United States Steel Corp.                              3,261,195
                                                                 --------------
                                                                     20,584,665

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------
       238,100 Standard Register Co. (The)                            4,095,320

Oil & Gas (5.3%)
-------------------------------------------------------------------------------
       170,700 Energy Partners, Ltd. (NON)                            2,345,418
       358,800 Magnum Hunter Resources, Inc. (NON)                    3,297,372
        64,825 Premcor, Inc. (NON)                                    2,038,746
        66,700 Quicksilver Resources, Inc. (NON)                      2,750,708
     1,350,500 Range Resources Corp.                                 14,990,550
       184,300 Remington Oil & Gas Corp. (NON)                        3,676,785
       222,800 St. Mary Land & Exploration Co.                        6,884,520
       137,200 Universal Compression Holdings, Inc.
               (NON)                                                  4,271,036
       748,600 Vintage Petroleum, Inc.                               10,877,158
                                                                 --------------
                                                                     51,132,293

Pharmaceuticals (2.0%)
-------------------------------------------------------------------------------
       465,100 Alpharma, Inc. Class A                                 9,981,046
        99,900 Andrx Group (NON)                                      2,993,004
       244,200 Owens & Minor, Inc.                                    6,048,834
                                                                 --------------
                                                                     19,022,884

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------
        39,000 Imation Corp.                                          1,376,700

Publishing (0.4%)
-------------------------------------------------------------------------------
       252,100 Playboy Enterprises, Inc. Class B
               (NON)                                                  3,859,651

Railroads (0.2%)
-------------------------------------------------------------------------------
       137,000 Rail America, Inc. (NON)                               1,572,760

Real Estate (3.4%)
-------------------------------------------------------------------------------
        71,900 Alexandria Real Estate Equities,
               Inc. (R)                                               4,413,222
        90,200 American Financial Realty Trust (R)                    1,646,150
       197,100 Anworth Mortgage Asset Corp. (R)                       2,729,835
       180,400 Entertainment Properties Trust (R)                     6,846,180
       236,000 Getty Realty Corp. (R)                                 6,313,000
        87,300 Government Properties Trust, Inc.
               (R) (NON)                                              1,213,470
       158,400 Levitt Corp. Class A (NON)                             3,483,216
       128,400 Mills Corp. (R)                                        6,402,024
                                                                 --------------
                                                                     33,047,097

Restaurants (1.0%)
-------------------------------------------------------------------------------
        38,200 CBRL Group, Inc.                                       1,450,836
       286,800 Landry's Restaurants, Inc.                             8,560,980
                                                                 --------------
                                                                     10,011,816

Retail (8.3%)
-------------------------------------------------------------------------------
        48,900 Aaron Rents, Inc.                                      1,149,150
       209,400 Claire's Stores, Inc.                                  4,234,068
       326,675 Coldwater Creek, Inc. (NON)                            6,428,964
       196,100 CSK Auto Corp. (NON)                                   3,780,808
        87,500 Finlay Enterprises, Inc. (NON)                         1,622,250
        94,200 Gymboree Corp. (The) (NON)                             1,389,450
       231,600 Hughes Supply, Inc.                                   11,035,741
       101,100 Movie Gallery, Inc.                                    2,022,000
       183,400 Nash Finch Co.                                         4,254,880
       372,400 Nautilus Group, Inc.                                   6,085,016
       325,429 Nu Skin Enterprises, Inc. Class A                      6,231,965
       153,400 Payless ShoeSource, Inc. (NON)                         2,047,890
       285,600 Pep Boys (The) - Manny, Moe, & Jack                    6,737,304
       470,300 Ruddick Corp.                                          9,401,297
        84,500 School Specialty, Inc. (NON)                           2,873,000
       112,700 ShopKo Stores, Inc. (NON)                              1,720,929
       137,600 Sonic Automotive, Inc.                                 3,384,960
        87,100 Sports Authority, Inc. (The) (NON)                     3,612,908
        54,400 Stage Stores, Inc. (NON)                               1,941,536
                                                                 --------------
                                                                     79,954,116

Semiconductor (1.6%)
-------------------------------------------------------------------------------
       364,800 Cohu, Inc.                                             6,905,664
       310,900 Helix Technology Corp.                                 8,061,637
                                                                 --------------
                                                                     14,967,301

Shipping (2.0%)
-------------------------------------------------------------------------------
       520,300 EGL, Inc. (NON)                                        8,319,597
       186,500 General Maritime Corp. (NON)                           3,972,450
       145,500 Stelmar Shipping, Ltd. (Greece)                        4,178,760
       103,700 Tsakos Energy Navigation, Ltd.
               (Norway)                                               3,225,070
                                                                 --------------
                                                                     19,695,877

Software (1.2%)
-------------------------------------------------------------------------------
       118,250 Ascential Software Corp. (NON)                         2,667,720
        55,600 FileNET Corp. (NON)                                    1,573,480
        60,200 Hyperion Solutions Corp. (NON)                         2,151,548
        78,700 JDA Software Group, Inc. (NON)                         1,220,637
       274,900 S1 Corp. (NON)                                         2,006,770
       195,800 Verisity, Ltd. (NON)                                   1,997,160
                                                                 --------------
                                                                     11,617,315

Technology Services (3.2%)
-------------------------------------------------------------------------------
       261,000 Acxiom Corp.                                           5,084,280
       224,900 American Management Systems (NON)                      3,438,721
       364,563 Ciber, Inc. (NON)                                      3,463,349
       369,600 Digitas, Inc. (NON)                                    3,684,912
        78,300 Imagistics International, Inc. (NON)                   3,519,585
       322,743 MTS Systems Corp.                                      8,672,104
       161,300 Overland Storage, Inc. (NON)                           2,905,013
                                                                 --------------
                                                                     30,767,964

Telecommunications (0.8%)
-------------------------------------------------------------------------------
       283,170 Earthlink, Inc. (NON)                                  2,585,342
        29,300 Equinix, Inc. (NON)                                      835,636
       255,400 General Communication, Inc. Class A
               (NON)                                                  2,385,436
       304,800 Primus Telecommunications GP (NON)                     2,307,336
                                                                 --------------
                                                                      8,113,750

Textiles (2.4%)
-------------------------------------------------------------------------------
       185,700 Kellwood Co.                                           7,791,972
       402,200 Phillips-Van Heusen Corp.                              7,690,064
       308,500 Wolverine World Wide, Inc.                             7,265,175
                                                                 --------------
                                                                     22,747,211

Toys (0.4%)
-------------------------------------------------------------------------------
       286,700 Action Performance Cos., Inc.                          3,913,455

Transportation Services (0.4%)
-------------------------------------------------------------------------------
       111,900 Landstar Systems, Inc. (NON)                           3,993,711

Waste Management (0.4%)
-------------------------------------------------------------------------------
       118,900 URS Corp. (NON)                                        3,638,340
                                                                 --------------
               Total Common stocks
               (cost $668,958,878)                                 $968,167,864

Warrants (--%) (a) (NON) (cost $69,859)             Expiration
Number of warrants                                     date               Value
-------------------------------------------------------------------------------
        80,680 Magnum Hunter Resources, Inc.         3/21/05            $20,170

Short-term investments (11.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $76,083,742 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.08% due March 1, 2004 (d)                 $76,081,493
    39,374,743 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.07%
               and due dates ranging from March 1,
               2004 to April 23, 2004 (d)                            39,374,743
                                                                 --------------
               Total Short-term investments
               (cost $115,456,236)                                 $115,456,236
-------------------------------------------------------------------------------
               Total Investments
               (cost $784,484,973)                               $1,083,644,270
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $969,224,057.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 29, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $72,707,596
of securities on loan (identified cost $784,484,973) (Note 1)  $1,083,644,270
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             346,867
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,121,501
-------------------------------------------------------------------------------
Receivable for securities sold                                      5,805,412
-------------------------------------------------------------------------------
Total assets                                                    1,090,918,050

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,601,418
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         41,177,250
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,825,843
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            312,514
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 36,883
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,848
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                511,017
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 76,081,493
-------------------------------------------------------------------------------
Other accrued expenses                                                145,727
-------------------------------------------------------------------------------
Total liabilities                                                 121,693,993
-------------------------------------------------------------------------------
Net assets                                                       $969,224,057

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $642,643,732
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          355,774
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)              27,065,254
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        299,159,297
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $969,224,057

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($482,998,209 divided by 26,817,369 shares)                            $18.01
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $18.01)*                $19.01
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($320,905,058 divided by 18,471,246 shares)**                          $17.37
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($49,511,463 divided by 2,845,846 shares)**                            $17.40
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,935,258 divided by 675,630 shares)                                $17.67
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.67)*                $18.31
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($103,874,069 divided by 5,721,000 shares)               $18.16
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended February 29, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $19,994) (including
dividend income of $130,954 from affiliated issuers) (Note 5)     $13,800,811
-------------------------------------------------------------------------------
Interest                                                               65,789
-------------------------------------------------------------------------------
Securities lending                                                    208,746
-------------------------------------------------------------------------------
Total investment income                                            14,075,346

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,718,638
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,546,767
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             24,441
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       11,852
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,144,168
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,079,726
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 485,693
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  86,101
-------------------------------------------------------------------------------
Other                                                                 395,120
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           19,566
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (19,566)
-------------------------------------------------------------------------------
Total expenses                                                     14,492,506
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (395,500)
-------------------------------------------------------------------------------
Net expenses                                                       14,097,006
-------------------------------------------------------------------------------
Net investment loss                                                   (21,660)
-------------------------------------------------------------------------------
Net realized gain on investments (including net realized
gain of $4,024,727 on sales of investments in affiliated
issuers) (Notes 1, 3 and 5)                                        85,705,827
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year        381,130,046
-------------------------------------------------------------------------------
Net gain on investments                                           466,835,873
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $466,814,213
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended
                                                 February 29      February 28
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                                 $(21,660)     $(1,579,985)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments           85,705,827      (56,576,980)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   381,130,046     (203,993,497)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        466,814,213     (262,150,462)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                --       (1,701,744)
-------------------------------------------------------------------------------
   Class B                                                --       (1,375,816)
-------------------------------------------------------------------------------
   Class C                                                --         (227,675)
-------------------------------------------------------------------------------
   Class M                                                --          (50,999)
-------------------------------------------------------------------------------
   Class Y                                                --         (195,173)
-------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                --       (5,824,472)
-------------------------------------------------------------------------------
   Class B                                                --       (4,708,931)
-------------------------------------------------------------------------------
   Class C                                                --         (779,250)
-------------------------------------------------------------------------------
   Class M                                                --         (174,550)
-------------------------------------------------------------------------------
   Class Y                                                --         (668,009)
-------------------------------------------------------------------------------
  From return of capital
   Class A                                                --          (80,620)
-------------------------------------------------------------------------------
   Class B                                                --          (65,179)
-------------------------------------------------------------------------------
   Class C                                                --          (10,786)
-------------------------------------------------------------------------------
   Class M                                                --           (2,416)
-------------------------------------------------------------------------------
   Class Y                                                --           (9,246)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (201,229,264)    (243,533,169)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          265,584,949     (521,558,497)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                703,639,108    1,225,197,605
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $355,774 and $207,888,
respectively)                                   $969,224,057     $703,639,108
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                   period
                                                     Year                                                         April 13,
                                                    ended                                                         1999+ to
Per-share                                         February 29                Year ended February 28              February 29
operating performance                                2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $10.51          $13.83          $12.59          $10.01           $8.50
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                      .04             .02             .02             .03            (.01)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           7.46           (3.13)           1.52            2.59            1.56
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                7.50           (3.11)           1.54            2.62            1.55
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                    --            (.21)           (.30)           (.04)           (.04)
--------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --              -- (d)          --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.21)           (.30)           (.04)           (.04)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.01          $10.51          $13.83          $12.59          $10.01
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              71.36          (22.56)          12.28           26.19           18.23*
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $482,998        $346,527        $579,539        $242,602         $83,845
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.34            1.27            1.25            1.31            1.38*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                      .29             .19             .12             .25            (.20)*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              24.40           36.46           34.35           34.37           41.58*
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the
                                                                                                                   period
                                                     Year                                                          May 3,
                                                    ended                                                         1999+ to
Per-share                                         February 29                Year ended February 28              February 29
operating performance                                2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $10.21          $13.55          $12.43           $9.95           $9.35
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                              (.06)           (.07)           (.08)           (.05)           (.07)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           7.22           (3.06)           1.50            2.57             .71
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                7.16           (3.13)           1.42            2.52             .64
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                    --            (.21)           (.30)           (.04)           (.04)
--------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --              -- (d)          --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --            (.21)           (.30)           (.04)           (.04)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $17.37          $10.21          $13.55          $12.43           $9.95
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              70.13          (23.17)          11.47           25.34            6.84*
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $320,905        $267,374        $507,231        $192,673         $59,224
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            2.09            2.02            2.00            2.06            1.91*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                            (.46)           (.57)           (.63)           (.50)           (.81)*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              24.40           36.46           34.35           34.37           41.58*
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                                                                                                                period
                                                  Year                                                         July 26,
                                                 ended                                                         1999+ to
Per-share                                     February 29                Year ended February 28               February 29
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $10.23          $13.57          $12.45           $9.97          $10.23
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.06)           (.07)           (.08)           (.05)           (.05)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                             7.23           (3.06)           1.50            2.57            (.17)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             7.17           (3.13)           1.42            2.52            (.22)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                 --            (.21)           (.30)           (.04)           (.04)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              -- (d)          --              --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.21)           (.30)           (.04)           (.04)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $17.40          $10.23          $13.57          $12.45           $9.97
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           70.09          (23.14)          11.45           25.29           (2.16)*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $49,511         $42,732         $80,970         $32,074          $7,960
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.09            2.02            2.00            2.06            1.38*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.46)           (.56)           (.63)           (.49)           (.57)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.40           36.46           34.35           34.37           41.58*
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                period
                                                                  Year                                         March 29,
                                                                 ended                 Year ended              2000+ to
Per-share                                                     February 29              February 28           February 28
operating performance                                             2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                             $10.36          $13.70          $12.54          $10.23
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                           (.03)           (.04)           (.05)           (.02)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                        7.34           (3.09)           1.51            2.37
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                             7.31           (3.13)           1.46            2.35
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                                 --            (.21)           (.30)           (.04)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                                              --              -- (d)          --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --            (.21)           (.30)           (.04)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $17.67          $10.36          $13.70          $12.54
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                           70.56          (22.92)          11.69           22.99*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                 $11,935         $10,027         $22,130          $7,589
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                         1.84            1.77            1.75            1.67*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                         (.21)           (.34)           (.38)           (.18)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           24.40           36.46           34.35           34.37
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                period
                                                                  Year                                         January 3,
                                                                 ended                 Year ended              2001+ to
Per-share                                                     February 29             February 28             February 28
operating performance                                             2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                             $10.57          $13.87          $12.59          $11.73
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                          .08             .06             .05             .01
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                        7.51           (3.15)           1.53             .85
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                             7.59           (3.09)           1.58             .86
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                                 --            (.21)           (.30)             --
-----------------------------------------------------------------------------------------------------------------------
From return of capital                                              --              -- (d)          --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --            (.21)           (.30)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $18.16          $10.57          $13.87          $12.59
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                           71.81          (22.35)          12.60            7.33*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $103,874         $36,979         $35,327         $25,077
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                         1.09            1.02            1.00             .17*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                          .52             .48             .36             .08*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           24.40           36.46           34.35           34.37
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 29, 2004

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund is closed to new investors and offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2004, the value of securities loaned amounted to $72,707,596. The fund received cash collateral of $76,081,493 which is pooled with collateral of other Putnam funds into 10 issuers of high grade short-term investments.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 29, 2004, the fund reclassified $169,546 to increase undistributed net investment income and $378,479 to decrease paid-in-capital, with an increase to accumulated net realized gains of $208,933.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $331,854,521
Unrealized depreciation            (34,218,958)
                                  ------------
Net unrealized appreciation        297,635,563
Undistributed long-term gain        28,944,762
Cost for federal income
tax purposes                      $786,008,707

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004 to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC. During the year ended February 29, 2004, the fund paid PFTC $2,082,328 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 29, 2004, the fund's expenses were reduced by $395,500 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,285, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended February 29, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $45,132 and $1,476 from the sale of class A and class M shares, respectively, and received $877,421 and $2,111 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 29, 2004, Putnam Retail Management, acting as underwriter, received $5,660 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $213,898,167 and $417,741,469, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At February 29, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,686,402      $176,898,153
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    12,686,402       176,898,153

Shares repurchased                 (18,844,913)     (281,686,309)
----------------------------------------------------------------
Net decrease                        (6,158,511)    $(104,788,156)
----------------------------------------------------------------

                                     Year ended February 28,2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,268,740      $181,506,391
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       631,953         7,159,945
----------------------------------------------------------------
                                    13,900,693       188,666,336

Shares repurchased                 (22,831,500)     (288,192,364)
----------------------------------------------------------------
Net decrease                        (8,930,807)     $(99,526,028)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,579,262       $33,767,989
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,579,262        33,767,989

Shares repurchased                 (10,287,513)     (141,396,039)
----------------------------------------------------------------
Net decrease                        (7,708,251)    $(107,628,050)
----------------------------------------------------------------

                                     Year ended February 28,2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,052,700       $78,892,985
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       502,582         5,543,660
----------------------------------------------------------------
                                     6,555,282        84,436,645

Shares repurchased                 (17,816,521)     (216,576,611)
----------------------------------------------------------------
Net decrease                       (11,261,239)    $(132,139,966)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            252,534        $3,338,655
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       252,534         3,338,655

Shares repurchased                  (1,584,989)      (22,034,539)
----------------------------------------------------------------
Net decrease                        (1,332,455)     $(18,695,884)
----------------------------------------------------------------

                                     Year ended February 28,2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            570,679        $7,634,160
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        79,183           874,951
----------------------------------------------------------------
                                       649,862         8,509,111

Shares repurchased                  (2,439,074)      (29,349,150)
----------------------------------------------------------------
Net decrease                        (1,789,212)     $(20,840,039)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            233,092        $3,283,737
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       233,092         3,283,737

Shares repurchased                    (525,373)       (7,409,498)
----------------------------------------------------------------
Net decrease                          (292,281)      $(4,125,761)
----------------------------------------------------------------

                                     Year ended February 28,2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            474,345        $6,511,482
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        19,840           221,828
----------------------------------------------------------------
                                       494,185         6,733,310

Shares repurchased                  (1,141,187)      (14,290,011)
----------------------------------------------------------------
Net decrease                          (647,002)      $(7,556,701)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,269,940       $64,393,593
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,269,940        64,393,593

Shares repurchased                  (2,048,419)      (30,385,006)
----------------------------------------------------------------
Net increase                         2,221,521       $34,008,587
----------------------------------------------------------------

                                     Year ended February 28,2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,726,473       $49,836,083
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        76,741           872,428
----------------------------------------------------------------
                                     3,803,214        50,708,511

Shares repurchased                  (2,851,260)      (34,178,946)
----------------------------------------------------------------
Net increase                           951,954       $16,529,565
----------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of                       Purchase      Sales       Dividend       Market
affiliate                      Cost          Cost        Income        Value
-----------------------------------------------------------------------------
Meridian Bioscience, Inc.    $137,200     $3,647,947     $130,954      $--
-----------------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended February 29, 2004, Putnam Management has assumed $19,566 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $28,944,762 as long term capital gain, for its taxable year ended February 29, 2004.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001
Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of February 29, 2004, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Executive
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly
5.75%) and 4.50% for most income funds*  (formerly 4.75%).

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam
  U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN069-212136  2MF  4/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam Small Cap Value Fund
Supplement to Annual Report dated 2/29/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
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Total return for periods ended 2/29/04

                                                                        NAV

1 year                                                                71.81%
Life of fund (since class A inception, 4/13/99)                      124.11
Annual average                                                        17.99

Share value:                                                            NAV

2/28/03                                                              $10.57
2/29/04                                                              $18.16

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Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Recent returns were achieved under favorable market conditions, which may not be sustained. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
February 28, 2003   $24,800     $--             $2,300    $1,730
February 29, 2004   $26,250     $--             $2,450    $--

For the fiscal years ended February 29, 2004 and February 28, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $2,450 and $4,030, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All other fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
February 28, 2003   $--             $--   $--         $--
February 29, 2004   $--             $--   $--         $--

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004